UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2017

New York REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36416	27-1065431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500 Boston, Massachusetts 02114
(Address, including zip code, of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (617) 570-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2017, New York REIT, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the fiscal quarter ended March 31, 2017.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On May 11, 2017, the Company’s management discussed the Company’s financial results for the fiscal quarter ended March 31, 2017 on a conference call with analysts and investors. A replay of the conference call is available through May 25, 2017 by dialing (877) 481-4010; conference ID 10351. An online replay of the conference call is also available until May 11, 2018 on the Company’s website at www.nyrt.com in the “Company News” section.

The information in this section of this Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of May, 2017.

NEW YORK REIT, INC.

By:	/s/ John Garilli
John Garilli
Chief Financial Officer